Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

MAY 2024 MONTHLY DIVIDEND AND

APRIL 30, 2024 RMBS PORTFOLIO CHARACTERISTICS

●	May 2024 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of April 30, 2024
●	Next Dividend Announcement Expected June 11, 2024

Vero Beach, Fla., May 8, 2024 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of May 2024. The dividend of $0.12 per share will be paid June 27, 2024 to holders of record of the Company’s common stock on May 31, 2024, with an ex-dividend date of May 31, 2024. The Company plans on announcing its next common stock dividend on June 11, 2024.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of May 8, 2024, the Company had 54,389,261 shares of common stock outstanding. As of April 30, 2024, the Company had 52,973,989 shares of common stock outstanding. As of March 31, 2024, the Company had 52,826,169 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of April 30, 2024 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Feb-24 -
									Apr-24	Apr-24
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in May)	in May)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
30yr 3.0	$1,362,202	$1,142,676	30.60%	83.88	3.00%	3.46%	37	317	5.5%	4.9%	$37,242	$(37,872)
30yr 3.5	189,159	166,548	4.46%	88.05	3.50%	4.04%	50	299	6.1%	5.8%	4,828	(4,919)
30yr 4.0	550,968	494,763	13.25%	89.80	4.00%	4.78%	27	330	3.1%	4.9%	13,708	(14,455)
30yr 4.5	329,680	305,331	8.18%	92.61	4.50%	5.45%	22	335	11.9%	10.3%	7,056	(7,609)
30yr 5.0	540,141	513,517	13.75%	95.07	5.00%	5.93%	20	336	4.0%	5.5%	11,493	(12,475)
30yr 5.5	268,271	262,089	7.02%	97.70	5.50%	6.43%	13	345	3.4%	2.3%	5,401	(5,969)
30yr 6.0	435,076	433,009	11.60%	99.53	6.00%	7.00%	11	345	14.4%	7.6%	7,101	(8,126)
30yr 6.5	321,629	325,280	8.71%	101.14	6.50%	7.39%	9	348	7.7%	10.5%	4,301	(5,058)
30yr 7.0	72,312	74,201	1.99%	102.61	7.00%	7.94%	7	349	15.6%	15.2%	819	(988)
30yr Total	4,069,438	3,717,414	99.55%	91.35	4.38%	5.12%	26	330	6.7%	6.3%	91,949	(97,471)
Total Pass Through RMBS	4,069,438	3,717,414	99.55%	91.35	4.38%	5.12%	26	330	6.7%	6.3%	91,949	(97,471)
Structured RMBS
IO 20yr 4.0	8,190	816	0.02%	9.97	4.00%	4.57%	148	86	9.5%	7.9%	4	(3)
IO 30yr 3.0	2,785	330	0.01%	11.85	3.00%	3.63%	111	240	18.1%	15.9%	-	-
IO 30yr 4.0	77,920	14,485	0.39%	18.59	4.00%	4.60%	116	235	6.1%	6.1%	(188)	146
IO 30yr 4.5	3,355	618	0.02%	18.41	4.50%	4.99%	166	180	6.3%	6.0%	(1)	-
IO 30yr 5.0	1,843	366	0.01%	19.85	5.00%	5.36%	166	182	0.9%	0.9%	(2)	1
IO Total	94,093	16,615	0.44%	17.66	4.01%	4.60%	121	219	6.6%	6.5%	(187)	144
IIO 30yr 4.0	25,512	178	0.00%	0.70	0.00%	4.40%	79	269	1.3%	1.2%	66	(52)
Total Structured RMBS	119,605	16,793	0.45%	14.04	3.15%	4.55%	112	230	5.5%	5.3%	(121)	92

Total Mortgage Assets	$4,189,043	$3,734,207	100.00%		4.34%	5.10%	28	327	6.6%	6.3%	$91,828	$(97,379)

	Average	Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(25,000)	Mar-26	$(750)	$750
5-Year Treasury Future(2)	(421,500)	Jun-24	(8,386)	8,255
10-Year Treasury Future(3)	(320,000)	Jun-24	(10,029)	9,681
Swaps	(2,531,800)	Dec-29	(59,741)	57,698
TBA	(400,000)	May-24	(11,257)	11,596
Swaptions	(809,400)	5/31/2024(1)	(544)	2,250
Hedge Total	$(4,507,700)		$(90,707)	$90,230
Rate Shock Grand Total			$1,121	$(7,149)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $104.74 at April 30, 2024. The market value of the short position was $314.2 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $107.44 at April 30, 2024. The market value of the short position was $221.1 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of April 30, 2024
Fannie Mae	$2,613,151	70.0%
Freddie Mac	1,121,056	30.0%
Total Mortgage Assets	$3,734,207	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of April 30, 2024
Non-Whole Pool Assets	$133,163	3.6%
Whole Pool Assets	3,601,044	96.4%
Total Mortgage Assets	$3,734,207	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of April 30, 2024	Borrowings	Debt	Rate	in Days	Maturity
RBC Capital Markets, LLC	$273,095	7.6%	5.46%	13	5/13/2024
J.P. Morgan Securities LLC	245,994	6.8%	5.46%	6	5/22/2024
ABN AMRO Bank N.V.	219,820	6.1%	5.46%	43	6/17/2024
Cantor Fitzgerald & Co	216,337	6.0%	5.46%	13	5/13/2024
ASL Capital Markets Inc.	215,002	6.0%	5.44%	26	7/15/2024
Mitsubishi UFJ Securities (USA), Inc	206,120	5.7%	5.47%	13	5/28/2024
Wells Fargo Bank, N.A.	200,694	5.6%	5.45%	17	5/17/2024
Citigroup Global Markets Inc	195,633	5.4%	5.46%	23	5/23/2024
Mirae Asset Securities (USA) Inc.	188,251	5.2%	5.46%	23	6/18/2024
Merrill Lynch, Pierce, Fenner & Smith	185,624	5.1%	5.48%	15	5/28/2024
Daiwa Securities America Inc.	166,457	4.6%	5.45%	55	6/24/2024
Bank of Montreal	160,575	4.5%	5.46%	13	5/13/2024
StoneX Financial Inc.	159,516	4.4%	5.46%	77	7/16/2024
DV Securities, LLC Repo	156,648	4.3%	5.45%	22	6/28/2024
Marex Capital Markets Inc.	151,893	4.2%	5.45%	48	6/17/2024
Goldman, Sachs & Co	149,687	4.1%	5.46%	20	5/20/2024
Banco Santander SA	146,172	4.1%	5.46%	29	6/17/2024
Clear Street LLC	126,836	3.5%	5.45%	23	6/28/2024
ING Financial Markets LLC	124,310	3.4%	5.46%	44	6/13/2024
South Street Securities, LLC	101,890	2.8%	5.46%	24	5/28/2024
Lucid Cash Fund USG LLC	16,923	0.5%	5.45%	16	5/16/2024
Total Borrowings	$3,607,477	100.0%	5.46%	26	7/16/2024

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400